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                                                                  EXHIBIT 10.12

                             REDMOND EAST ASSOCIATES

                         10800 NE 8th Street, Suite 1080
                           Bellevue, Washington 98004

                                 (206) 455-2309
                            Facsimile (206) 462-7267


Digital Systems International, Inc.
Attn:  Vice President Finance and Administration
Redmond Science Park
7659 178th Place NE
Redmond, Washington  98052

Re:      Redmond East Business Park

You requested that the windows on the building being constructed by us under our lease with you dated May 20, 1991, be recessed from the exterior walls of the building. This would have the effect of reducing the square footage of the building as calculated under the lease. We are willing to accommodate that design change in consideration of your agreement that the square footage of the building will be calculated as if the windows were not recessed. Please evidence your agreement to the foregoing by signing and returning the enclosed copy of this letter.

Sincerely,

REDMOND EAST ASSOCIATES


By:        [Illegible]
    ---------------------------------
         Partner


Accepted and Agreed to this __________ day of July, 1991.

DIGITAL SYSTEMS INTERNATIONAL, INC.


By:      /s/  Michael Jacobsen
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Its:     VP Finance
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